Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 79,483,456 Shares
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Supplement No. 1 dated December 13, 2017
to
Prospectus dated October 30, 2017
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This Supplement No. 1 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated October 30, 2017, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest.

This supplement amends the indicated sections of the Prospectus as follows:

The third paragraph in the section entitled “Plan of Distribution - Compensation of Dealer Manager and Selected Broker-Dealers” on page 110 of the Prospectus is hereby replaced in its entirety by the following paragraph.

The dealer manager has entered into an agreement with each of Coastal Equities, Inc., B.C. Ziegler & Company and the subsidiary broker dealers of Advisor Group, Inc. (each, a “Specified Broker Dealer”), whereby each Specified Broker Dealer will sell our shares and the dealer manager will re-allow all of its selling commissions attributable to sales by such Specified Broker Dealer. Pursuant to this agreement, the dealer manager will distribute 3% of the gross proceeds of the sale of such Class R shares to the applicable Specified Broker Dealer within 30 days of their receipt, and 1% of the gross proceeds from the sale of such Class R shares on each of the first, second and third anniversary of the sale of such Class R shares, even if such shares are no longer held by the purchaser or repurchased by us.